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                                                                    EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 13, 1998. It should be noted that we have not audited any financial statements of the Company subsequent to January 3, 1998 or performed any audit procedures subsequent to the date of our report.




                                                     /s/ARTHUR ANDERSEN LLP




Columbia, South Carolina,
March 25, 1998.